Principal National Life Insurance Company Variable Life Separate Account

Supplement dated March 15, 2019
to the Statutory Prospectus dated May 1, 2018 (as supplemented on June 29, 2018) for:

Principal Variable Universal Life Income III

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policy referenced above. Please retain this supplement for future reference.

NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO MERGING

One of the mutual funds available as an investment option under the insurance policy referenced above is merging into another portfolio effective April 30, 2019. The purpose of this notice and supplement is to advise you of the merger and, if you have values allocated to the merging fund, inform you of your options.
Principal Life Insurance Company has been informed by Neuberger Berman Advisers Management Trust that the Neuberger Berman AMT Large Cap Value Portfolio, which is the underlying fund for the Neuberger Berman AMT Large Cap Value Division (the “Merging Fund Division”) will merge into the Neuberger Berman AMT Sustainable Equity Portfolio effective April 30, 2019 (the “Merger Date”). No transfers into the Merging Fund Division will be allowed on or after April 26, 2019.
On the Merger Date, we will transfer any remaining values in the Merging Fund Division to the division that invests in the Neuberger Berman AMT Sustainable Equity Portfolio.

REVISIONS TO THE PROSPECTUS TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about April 30, 2019, delete the section for Neuberger Berman AMT Large Cap Value Division and add the following:
Neuberger Berman AMT Sustainable Equity Division
Invests in: Neuberger Berman AMT Sustainable Equity Portfolio – Class I
Investment Advisor: Neuberger Berman Investment Advisers LLC

Investment Objective:	seeks to invest primarily in common stock of mid- to large-capitalization companies that meet the Funds' quality oriented financial and ESG criteria.

OPTIONS FOR OWNERS WHO HAVE VALUES ALLOCATED TO THE MERGING FUND DIVISION

If you have policy values allocated to the Merging Fund Division:
You can do nothing, and any funds remaining in the Merging Fund Division will be automatically transferred to the Neuberger Berman AMT Sustainable Equity Division on the Merger Date. There will be no transfer fee charged to you when this automatic transfer occurs, and you will have the right to subsequently transfer such value as described below.
You can transfer value out of the Merging Fund Division (before the Merger Date) or the Neuberger Berman AMT Sustainable Equity Division (after the Merger Date) to another available investment option under your contract without charge for a period beginning 30 days before the Merger Date through 60 days following the Merger Date. Transfers made related to this merger during the prescribed time periods will not count in determining the number of transfers made in any period or the number made in any period without charge.

To request a transfer of division values you have in the Merging Fund Division to another division, you must provide us notice using one of the following methods:

1.	Visit www.principal.com and complete the transfer online using your logon and password;

2.	Call us at 1-800-247-9988. We can process your transfer request by phone or provide you with the forms to submit your request in writing via mail or via FAX (1-866-885-0390); or

3.	Contact your financial professional or servicing representative.
NOTE:

1.	For variable life insurance as part of a Corporate-Owned Life Insurance (COLI) plan, please request your transfer by calling 1-800-999-4031.

2.
For variable life insurance using Automatic Portfolio Rebalancing or Dollar Cost Averaging, you must provide your instruction to us by April 30, 2019. Otherwise, we will direct any Merging Fund Division allocations to the Neuberger Berman AMT Sustainable Equity Division.

3.	There are no tax consequences resulting from the transfer of funds as required by this Notice.

4.
In summary, your instructions related to transferring funds out of the Merging Fund Division must be received by us by 5 p.m. CST on April 30, 2019 to avoid the automatic transfer of funds from the Merging Fund Division to the Neuberger Berman AMT Sustainable Equity Division.

We are including a copy of the summary prospectus for the Neuberger Berman AMT Sustainable Equity Portfolio with this notice and supplement mailing, and we previously sent you prospectuses for the other available underlying funds which may aid you in choosing new investments. You can also view the underlying funds at www.principal.com or call us to request copies.

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